UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): July 23, 2003

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500 (Registrant’s telephone number)

Item 9. Regulation FD Disclosure (including information being provided under Item 12)
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1: PRESS RELEASE

Item 9. Regulation FD Disclosure (including information being provided under Item 12)

On July 23, 2003, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, reporting its results for its third quarter of fiscal 2003.

This information is also being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.,” pursuant to SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC

Date: July 23, 2003	By:	/s/ John A. Kritzmacher

Title: John A. Kritzmacher Name: Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release, dated July 23, 2003, reporting results for Lucent Technologies Inc.’s third quarter of fiscal 2003.